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Exhibit 10.58
FIRST AMENDMENT TO LEASE AND SUBLEASE
This First Amendment to Lease and Sublease (“First Amendment”) effective June 1, 2013 (“Effective Date”) is made by and between CARGILL, INCORPORATED, a Delaware corporation, with principal offices and place of business at 15407 McGinty Road West, Wayzata, MN 55391 (“Landlord”) and THE ANDERSONS, INC., an Ohio corporation with principal offices and place of business at 480 W. Dussel Drive, PO Box 119, Maumee, OH 43537 (“Tenant”).
RECITALS:
WHEREAS, Landlord and Tenant entered into a Lease and Sublease dated June 1, 2008 (“Lease”).
WHEREAS, Landlord and Tenant have entered into a Marketing Agreement dated June 1, 1998 (the “Marketing Agreement”), under which Tenant uses the Facilities for the primary purpose of originating grain in the Toledo and Maumee, Ohio area; which Marketing Agreement was subsequently amended and restated with effective dates of June 1, 2008 and June 1, 2013;
WHEREAS, Landlord and Tenant wish to extend the term of the Lease and modify certain terms and conditions of the Lease as expressly set forth in this First Amendment.
WITNESSETH:
NOW, THEREFORE, in consideration of the mutual covenants set forth below, Landlord and Tenant agree as follows:

1.
RECITALS: The second WHEREAS provision of the Lease is deleted in its entirety and replaced with the following:

WHEREAS, Landlord owns a leasehold interest in the real estate described in the attached Exhibit B, together with a grain facility and other buildings, fixtures, improvements, machinery, equipment, rolling stock, located thereon, located in the City of Toledo, Lucas County, Ohio (hereinafter referred to as the “Toledo Facility”) (the Maumee Facility and the Toledo Facility shall collectively be referred to as the “Facilities”) under the terms of a

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certain Lease dated April 1, 1978 by and between Cargill, Incorporated, as lessee, and the Toledo-Lucas County Port Authority, as lessor, as supplemented by a Supplemental Lease dated March 1, 1982, by a Second Supplemental Lease dated as of June 1, 1983, by a Third Supplemental of Lease dated as of April 1, 1992, by a Fourth Supplemental Lease dated as of May 15, 1993, by a Fifth Supplemental Lease dated as of March 1, 2004, and by a Sixth Supplemental Lease dated April 1, 2004 (hereinafter collectively referred to as the “IRB Lease”) as assigned to The Bank of New York, as co-trustee and National City Bank, as co-trustee (the “IRB Lease Trustee”); and

2.	TERM: The Expiration Date set forth in Section 2 of the Lease is hereby amended to be May 31, 2018.

3.	ALTERATIONS, ADDITIONS AND IMPROVEMENTS: Section 7 is amended to add the following new subsection (e):

(e)
Tenant shall have the right to remove or paint over any Cargill names and/or logos on the tanks or buildings at the Facilities and replace them with the Andersons name and/or logo. Upon the expiration of termination of this Lease, Tenant shall be responsible and liable to Landlord for the cost of removing any Andersons names and/or logos from the Facilities and replacing them with Cargill names/logos.

4.	LANDLORD’S REPRESENTATIONS AND WARRANTIES: Section 20(g) is amended to add the following:

a.
Fifth Supplemental Lease between Toledo-Lucas County Port Authority and Cargill, Incorporated dated March 1, 2004 and Assignment of Fifth Supplemental Lease to The Bank of New York, as co-trustee, and National City Bank, as co-trustee (and subject to the security interest of The Bank of New York and National City Bank, as co-trustee).

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b.
Sixth Supplemental Lease between Toledo-Lucas County Port Authority and Cargill, Incorporated dated April 1, 2004 and Assignment of Sixth Supplemental Lease to The Bank of New York, as co-trustee, and National City Bank, as co-trustee (and subject to the security interest of The Bank of New York and National City Bank, as co-trustee).

5.	TENANT’S REPRESENTATIONS AND WARRNTIES: Section 21(e) is amended to add the following:

a.
Fifth Supplemental Lease between Toledo-Lucas County Port Authority and Cargill, Incorporated dated March 1, 2004 and Assignment of Fifth Supplemental Lease to The Bank of New York, as co-trustee, and National City Bank, as co-trustee (and subject to the security interest of The Bank of New York and National City Bank, as co-trustee).

b.
Sixth Supplemental Lease between Toledo-Lucas County Port Authority and Cargill, Incorporated dated April 1, 2004 and Assignment of Sixth Supplemental Lease to The Bank of New York, as co-trustee, and National City Bank, as co-trustee (and subject to the security interest of The Bank of New York and National City Bank, as co-trustee).

This First Amendment modifies the Lease to the extent stated herein only. In any case of inconsistency between the Lease and this First Amendment, this First Amendment shall control. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease and all other provisions and covenants of the Lease shall remain in full force and effect.
The Lease and this First Amendment represent the entire agreement of the parties as to the subject matter hereof and neither party has made or relied upon any representations, warranties, promises, covenants or undertakings with respect to such subject matter other than those expressly set forth herein.
IN WITNESS WHEREOF, the parties have executed this First Amendment effective on the day and year first above written.

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CARGILL, INCORPORATED
By: /s/ Michael Ricks
Name: Michael RicksTitle: Vice President, Grain and Oilseeds Supply Chain North America

THE ANDERSONS, INC.
By: /s/ Dennis J. Addis
Name: Dennis J. Addis
Title: President, Grain Group

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